UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 3, 2005
                                                         ----------------


                             ARROW ELECTRONICS, INC.
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)


            NEW YORK                    1-4482                11-1806155
   ---------------------------     ----------------      -------------------
  (State or Other Jurisdiction     (Commission File         (IRS Employer
        of Incorporation)               Number)          Identification No.)



      50 MARCUS DRIVE, MELVILLE, NEW YORK                11747
    ---------------------------------------            ----------
   (Address of Principal Executive Offices)            (Zip Code)



       Registrant's telephone number, including area code: (631) 847-2000
                                                           --------------

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.     Regulation FD Disclosure.

     On February 3, 2005, the Registrant posted the attached information on its internal website.

         The information in this 8-K, including the exhibit attached hereto, is furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ARROW ELECTRONICS, INC.


                                        By:  /s/ Peter S. Brown
                                        ---------------------------------
                                             Name:  Peter S. Brown
                                             Title: Senior Vice President
Date:  February 4, 2005

                                  EXHIBIT INDEX


The following exhibit is furnished herewith:

Exhibit     Description
-------     -----------
99.1        Chinese New Year message from Harriet Green, President,
            Arrow Asia Pacific.